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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 18, 2006
                                                         ----------------

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                   0-50876             65-1233977
         -------------                   -------             ----------
(State or other jurisdiction of        (Commission          (IRS Employer
 incorporation or organization)        File Number)         Identification No.)


333 Church Street, Naugatuck, Connecticut                           06770
--------------------------------------------                        -----
(Address of principal executive offices)                          (Zip Code)

                                 (203) 720-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.
              ------------

         On January 18, 2006, Naugatuck Valley Financial Corporation issued a press release announcing (i) the declaration of a cash dividend for the quarter ended December 31, 2005, of $0.05 per share to stockholders of record on February 7, 2006, with a payment date on or around March 1, 2006 and (ii) that its Annual Meeting of Stockholders will be held on May 4, 2006. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (c)  Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release dated January 18, 2006.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                NAUGATUCK VALLEY FINANCIAL CORPORATION




Date: January 18, 2006          By: /s/ John C. Roman
                                    ------------------------------------------
                                    John C. Roman
                                    President and Chief Executive Officer